UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 15, 2022

AERSALE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38801	84-3976002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

255 Alhambra Circle, Suite 435

Coral Gables, FL 33134

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(305) 764-3245

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ASLE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders on June 15, 2022, a total of 47,543,765 shares of the Company's common stock were present or represented by proxy at the meeting, representing approximately 91.98% of the Company's common stock outstanding as of the April 22, 2022 record date.

Set forth below are the voting results for the proposals considered and voted upon by the Company’s stockholders at the Annual Meeting, each of which were more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 2, 2022.

Item 1: To elect Nicolas Finazzo, Robert B. Nichols, Sai S. Devabhaktuni, General C. Robert Kehler, Michael Kirton, Peter Nolan, Jonathan Seiffer, Richard J. Townsend and Eric J. Zahler as directors to serve until the 2023 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

Nominee	For	Against	Abstain	Broker Non-Votes
Nicolas Finazzo	42,283,573	681,957	142,120	4,436,115
Robert B. Nichols	42,275,514	682,371	149,765	4,436,115
Sai S. Devabhaktuni	42,300,043	657,759	149,848	4,436,115
General C. Robert Kehler	42,760,629	197,244	149,777	4,436,115
Michael Kirton	42,270,850	687,035	149,765	4,436,115
Peter Nolan	41,835,029	1,122,873	149,748	4,436,115
Jonathan Seiffer	40,040,756	2,917,029	149,865	4,436,115
Richard J. Townsend	42,762,917	194,968	149,765	4,436,115
Eric J. Zahler	42,759,591	198,194	149,865	4,436,115

Item 2: To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

For	Against	Abstain
47,321,804	77,991	143,970

Based on the foregoing votes, Nicolas Finazzo, Robert B. Nichols, Sai S. Devabhaktuni, General C. Robert Kehler, Michael Kirton, Peter Nolan, Jonathan Seiffer, Richard J. Townsend and Eric J. Zahler were elected as directors and Item 2 was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AERSALE CORPORATION

Date: June 21, 2022	By:	/s/ James Fry
	Name:	James Fry
	Title:	Executive Vice President, General Counsel & Corporate Secretary